SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 9.	Regulation FD Disclosure

Item 12.	Results of Operations and Financial Condition

The following information is furnished under Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On January 22, 2004, a news release was issued on the subject of fourth quarter consolidated earnings for Knight Trading Group, Inc. (“Knight”). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commissions as part of Knight’s Annual Report on Form 10-K.

The Press Release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: January 22, 2004

KNIGHT TRADING GROUP, INC.

By:	/s/ JOHN BLUHER

Name:	John Bluher
Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Knight Trading Group, Inc. issued on January 22, 2004.